GOING BEYOND

Regency Energy Partners LP
Second Quarter Earnings Release
August 4, 2011

REGENCY
ENERGY PARTNERS

Forward-Looking Statements

Certain matters discussed in this report include “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership’s system and its customers, the level of creditworthiness of, and performance by the Partnership’s counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership’s ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Second-Quarter Highlights

Key Highlights	
Financial Performance	➢ Increased adjusted EBITDA by 40% over the second quarter of 2010 ➢ Increased second-quarter cash distribution to $0.45 per outstanding common unit ➢ Completed public offering of $500 million of 6.5% Senior Notes due 2021
Operational Performance	➢ Total Gathering and Processing segment volumes increased 6% over the second quarter of 2010 to 1.1 million MMbtu/d ➢ Total RIGS volumes increased 32% over the second quarter of 2010 to 1.5 million MMbtu/d
Organic Growth	➢ Announced plans to construct a 400-mile wellhead gathering system in south Texas ➢ Lone Star Joint Venture announced plans to construct a 100,000 Bbls/d fractionation facility at Mont Belvieu ➢ Lone Star Joint Venture announced plans to construct a 530-mile natural gas liquids (NGL) pipeline from west Texas to Jackson County, Texas

Fundamentals: Drilling Activity

- Total U.S. land rig count increased 22% from Q2 2010 to Q2 2011
- Largest increases from Q2 2010 to Q2 2011 occurred in the Permian Basin in west Texas and the Granite Wash in Midcontinent


U.S. Drilling Rig Trends¹
# of Rigs
0
100
200
300
400
500
600
700
800
900
1000
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Gas
Gas/Oil
Oil
Other²


Rig Count Trends - Regency Operated Area¹
# of Rigs
0
50
100
150
200
250
300
350
400
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Mid-Con
West TX
South Tx
North LA / East TX
Fayetteville
TX Gulf
Non-TX Gulf
Barnett Shale
Appalachian

Total US Land Rig Count				
Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
1,624	1,786	1,858	1,879	1,984

Total Regency Operating Area Rig Count				
Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
1,225	1,315	1,382	1,409	1,501

Rich gas and crude plays with associated gas are seeing the greatest increase in drilling activity

1. Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, July 5, 2011, and Regency internal analysis
2. Includes injection, geothermal and unclassified rigs

Fundamentals: Commodity Prices

- August NYMEX contract settled at $4.37 per MMbtu
- WTI crude averaged over $100 per barrel for the second quarter of 2011

Gas Price Trends


$5.25
$4.75
$4.25
$3.75
$3.25
$2.75
$/MMBtu
Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11
NYMEX
HSC
Series3
Waha

Crude/NGL Price Trends


$110.00
$90.00
$70.00
$50.00
$30.00
$10.00
-$10.00
$/Bbl
Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11
Series4

Forward curves for natural gas and crude oil pricing suggest that natural gas will trade at approximately $4.00/MMbtu and WTI crude will trade at approximately $94.00/Bbl for the balance of 2011[1]

1. Forward curve pricing as of August 2, 2011

Fundamentals: Commodity Prices

- High NGL demand and lower natural gas pricing have driven frac spreads to an all-time high
  - Domestic NGL production is expected to surpass 2.2 million Bbls/d in 2012

Historical NGL Frac Spreads[1]



$/MMbtu
$20.00
$15.00
$10.00
$5.00
$-
$(5.00)
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Ethane
Propane
IsoButane
Normal Butane
Natural Gasoline

Historical NGL Field Production[1]



Bbl/d (000's)
2,500
2,000
1,500
1,000
500
0
1,886
2,001
2,050
2009
2010
2011 YTD
Ethane
Propane
Butanes
Pentanes

The Lone Star Joint Venture is well positioned to supply infrastructure necessary for increased NGL production

1 Source: EIA and Regency internal analysis; frac spread is calculated as the differential in value between the Mont Belvieu NGL price and the Henry Hub gas index

Second Quarter Performance



Second-Quarter Performance

REGENCY ENERGY PARTNERS

- Comparing the second quarter of 2011 to the second quarter of 2010, adjusted EBITDA increased approximately 40%



Adjusted EBITDA[1]
$ in millions
$120
$100
$80
$60
$40
$20
$0
$62
$74
$90
$102
$92
$103
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

1 Adjusted EBITDA varies from previously disclosed amounts as a result of the inclusion of non-cash unit based compensation as a reconciling item to adjusted EBITDA; includes only Regency's proportionate share of Joint Venture adjusted EBITDA

Gathering and Processing Segment

- Volumes increased approximately 6% from the second quarter of 2010 to the second quarter of 2011, primarily driven by growth in the west Texas and south Texas regions

Gathering and Processing Throughput and Adjusted Segment Margin[1]



1,100
1,050
1,000
950
900
850
800
750
700
MMBtu/d (000's)
1,005
1,002
951
1,030
1,006
1,063
$55
$55
$57
$60
$52
$53
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
$80
$75
$70
$65
$60
$55
$50
$45
$40
$35
$30
$ in millions
Gathering & Processing Throughput
Gathering & Processing Adjusted Segment Margin

1 Amounts differ from previously disclosed amounts due to the presentation as discontinued operations for the disposition of east Texas assets

Joint Ventures Segment

- Joint Venture's adjusted EBITDA increased to $55 million for the second quarter of 2011, compared to $25 million for the second quarter of 2010, primarily due to the acquisitions of the MEP Joint Venture and the Lone Star Joint Venture, as well as an additional 6.99% ownership interest in the Haynesville Joint Venture

Joint Ventures Segment Adjusted EBITDA[1]


$60
$50
$40
$30
$20
$10
$0
$ in millions
$11
$25
$43
$44
$44
$55
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Haynesville JV
MEP JV
Lone Star JV

1 Includes Regency's proportionate ownership share of adjusted EBITDA

Contract Compression & Contract Treating Segments

Contract Compression Segment

- Going forward, to enhance our service to our external customers, our focus will be on compression that is owned and operated by our Contract Compression segment on behalf of external customers



Revenue Generating Horsepower
Revenue Generating Horsepower (in thousands)
Segment Margin ($ in millions)
900
800
700
600
500
400
300
200
100
-
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
714
727
754
767
762
758
$32
$32
$33
$35
$35
$34
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011[1]
Compression Segment Owned - External
Segment Margin[2]

Contract Treating Segment

- For the second quarter of 2011, segment margin for the Contract Treating segment was $8 million
- As of June 30, 2011, the Contract Treating segment's revenue generating GPM was 3,368

1 In the second quarter of 2011, certain compression units were transferred from the Contract Compression segment to the Gathering and Processing segment, resulting in a decrease in inter-segment transactions between the segments
2 Segment margin excludes margin from horsepower owned and operated on behalf of our Gathering and Processing segment, as well as horsepower owned by our Gathering and Processing segment, which is eliminated upon consolidation. Amounts were $5 million, $6 million, $6 million, $6 million, $7 million, and $3 million for periods presented, respectively

Commodity Price Risk Management

- We utilize a comprehensive hedging program to mitigate exposure


NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
77%
65%
55%
46%
38%
19%
10%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Equity Length
Hedge Volume


Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
82%
80%
71%
70%
71%
71%
35%
35%
35%
24%
12%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Equity Production
Hedge Volume


Natural Gas Production vs. Hedged
MMBtu/d
12,000
10,000
8,000
6,000
4,000
2,000
-
48%
69%
84%
52%
52%
73%
73%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Hedge Volume
Equity Length

- Approximately 18% of Regency's segment margin is currently subject to commodity exposure, of which 11% is hedged

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]

	2011		Q1 2012		Q2 2012		Q3 2012		Q4 2012		Q1 2013	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane	1,639	$0.50	1,530	$0.47	1,020	$0.46	510	$0.47	-	-	-	-
Propane	855	$1.00	730	$1.01	730	$1.05	810	$1.18	540	$1.25	270	$1.31
Iso Butane	-	-	-	-	-	-	-	-	-	-	-	-
Normal Butane	536	$1.34	440	$1.36	440	$1.45	470	$1.59	310	$1.68	160	$1.71
Natural Gasoline	295	$1.71	230	$1.75	270	$1.94	230	$2.12	150	$2.23	80	$2.27
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	704	$83.24	640	$84.46	630	$90.36	640	$95.66	640	$99.40	320	$99.56
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	8,000	$5.40	5,000	$5.04	5,000	$4.79	7,000	$5.02	7,000	$5.24	-	-

1 WTI prices in $/bbl; WTI Natural Gas prices in $/Mmbut; all other prices in $/gallon
2 Additional crude is hedged through Q1 2014 (256 Bbls/d at $99.55/Bbl)

Commodity Price Risk Management

DCF Sensitivity to Commodity Price Changes - 2011[1]

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/Bbl)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (4)M	$ (1)M	$ 2M
Flat	$ (3)M	$ 0	$ 3M
Increase $1.00	$ (2)M	$1M	$ 4M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $3 million change to Regency's forecasted DCF for the balance of 2011
- A $1.00 per MMbtu movement in natural gas pricing would result in a $1 million change to Regency's forecasted DCF for the balance of 2011

1 Sensitivities are for the balance of 2011

Diverse Portfolio

- Our target is to achieve over 80% of fee-based adjusted segment margin

2009 Adjusted Segment Margin	2010 Adjusted Segment Margin	2011E Adjusted Segment Margin[1]



2%
71%



3%
21%
76%



7%
11%
82%

Fee-based | Hedged Commodity | Unhedged Commodity

1 Inclusive of the Lone Star Joint Venture; as of 5/1/2011

Liquidity Position

- In May 2011, Regency issued $500 million of ten-year senior notes at 6.5% to refinance revolver borrowings used primarily to fund its Lone Star Joint Venture acquisition

Capitalization		
($ in millions)	3/31/2011	6/30/2011
Cash	$25	$3
Long-Term Debt		
Revolving Credit Facility	$360	$330
Senior Notes Due 2016	256	256
Senior Notes Due 2018	60	600
Senior Notes Due 2021	-	500
Total Long-Term Debt	**$1,216**	**$1,686**
Series A Convertible Redeemable Preferred Units	$71	$71
Partners' Capital[1]	$3,199	$3,356
Noncontrolling Interest	32	32
Total Capitalization	**$4,518**	**$5,145**

1 Includes common units, general partner interest and accumulated other comprehensive loss

Q&A



Appendix



Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended					
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	($ in thousands)					
Net income (loss)	$ 14,837	$ 14,305	$ (8,923)	$ 7,846	$ (9,391)	$ (450)
Add (deduct):						
Interest expense, net	24,689	20,007	19,791	20,393	22,223	20,564
Depreciation and amortization	40,503	40,236	33,217	32,429	29,604	27,475
Income tax (benefit) expense	102	(32)	(143)	450	328	321
EBITDA (1) (2)	$ 80,131	$ 74,516	$ 43,942	$ 61,118	$ 42,764	$ 47,910
Add (deduct):						
Non-cash (gain) loss from commodity and embedded derivatives	(803)	(4,290)	18,922	6,646	9,854	7,191
Non-cash unit based compensation (3)	875	921	1,386	303	10,441	1,597
Loss on asset sales, net	153	28	78	200	29	284
Income from unconsolidated affiliates	(32,167)	(23,808)	(23,618)	(21,754)	(16,080)	(7,913)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (4)	19,586	19,189	20,374	19,632	16,333	10,675
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (5)	25,243	25,270	24,095	23,163	8,424	–
Partnership's ownership interest in Lone Star Joint Venture's adjusted EBITDA (6)	10,584	–	–	–	–	–
Loss on debt refinancing, net	–	–	15,748	–	–	1,780
Other expense, net	(146)	(89)	831	346	2,165	90
Adjusted EBITDA (7)	$ 103,456	$ 91,737	$ 101,758	$ 89,654	$ 73,930	$ 61,614

(1) Earnings before interest, taxes, depreciation and amortization.
(2) EBITDA varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.
(3) The Partnership added non-cash unit based compensation as a reconciling item from EBITDA to adjusted EBITDA. Previous comparative periods have been restated.
(4) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income Haynesville Joint Venture	$ 30,265	$ 30,156	$ 32,097	$ 30,366	$ 25,871	$ 18,403
Add:						
Depreciation and amortization	8,664	8,082	8,474	8,902	8,100	6,321
Interest expense, net	251	136	171	154	99	102
Other expense, net	–	11	15	(149)	11	–
Haynesville Joint Venture's Adjusted EBITDA	$ 39,180	$ 38,385	$ 40,757	$ 39,273	$ 34,081	$ 24,826

(5) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income MEP Joint Venture	$ 20,276	$ 20,410	$ 18,110	$ 16,351	$ 8,068	$ –
Add:						
Depreciation and amortization	17,398	17,377	17,402	17,319	5,383	–
Interest expense, net	12,913	12,855	12,774	12,749	3,431	–
MEP Joint Venture's Adjusted EBITDA	$ 50,587	$ 50,642	$ 48,286	$ 46,419	$ 16,882	$ -

(6) 100% of Lone Star Joint Venture's Adjusted EBITDA is calculated as follows:

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income Lone Star Joint Venture	$ 27,958	$ –	$ –	$ –	$ –	$ –
Add:						
Depreciation and amortization	7,139	–	–	–	–	–
Interest expense, net	192	–	–	–	–	–
Other income	(7)	–	–	–	–	–
Lone Star Joint Venture's Adjusted EBITDA	$ 35,282	$ -	$ -	$ -	$ -	$ -

(7) Adjusted EBITDA differs from previously disclosed amounts as a result of the inclusion of non-cash unit based compensation as a reconciling item to Adjusted EBITDA.

Non-GAAP Reconciliation

	Three Months Ended					
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010 [1]	March 31, 2010 [1]
	($ in thousands)					
Net income (loss)	$ 14,837	$ 14,305	$ (8,923)	$ 7,846	$ (9,391)	$ (450)
Add (Deduct):						
Operation and maintenance	33,996	33,672	33,100	34,306	29,717	28,527
General and administrative	17,551	18,997	18,563	18,072	28,913	15,403
Loss on asset sales, net	153	28	3	200	29	284
Depreciation and amortization	40,508	40,236	33,217	32,205	27,434	24,895
Income from unconsolidated subsidiaries	(32,167)	(23,808)	(23,618)	(21,754)	(16,080)	(7,913)
Interest expense, net	24,689	20,007	19,791	20,379	22,140	20,482
Loss on debt refinancing, net	–	–	15,748	–	–	1,780
Other income and deductions, net	(2,641)	(2,414)	12,232	(7,524)	4,145	3,273
Income tax (benefit) expense	–	(32)	(143)	450	328	321
Discontinued operations	102	–	1,654	(324)	(671)	912
Total Segment Margin [1]	97,023	100,991	101,624	83,856	86,564	87,514
Non-cash (gain) loss from commodity derivatives	2,147	(1,715)	6,816	13,967	5,594	3,806
Adjusted Total Segment Margin [1]	$ 99,170	$ 99,276	$ 108,440	$ 97,823	$ 92,158	$ 91,320
Gathering and Processing Segment Margin	$ 50,495	$ 53,800	$ 52,915	$ 42,723	$ 49,568	$ 50,802
Non-cash (gain) loss from commodity derivatives	2,147	(1,715)	6,816	13,967	5,594	3,806
Adjusted Gathering and Processing Segment Margin	52,642	52,085	59,731	56,690	55,162	54,608
Contract Compression Segment Margin [1]	36,973	41,440	40,855	38,510	37,814	37,030
Contract Treating Segment Margin [1]	7,701	7,251	8,725	2,729	–	–
Corporate & Others Segment Margin [1]	4,762	5,053	5,341	5,763	4,974	5,014
Inter-segment Elimination	(2,908)	(6,553)	(6,212)	(5,869)	(5,792)	(5,332)
Adjusted Total Segment Margin [1]	$ 99,170	$ 99,276	$ 108,440	$ 97,823	$ 92,158	$ 91,320

(1) Amounts differ from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets and a functional reorganization of our operating segments.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

		Three Months Ended June 30, 2011 ($ in thousands)
Net cash flows provided by operating activities	$	72,136
Add (deduct):		–
Depreciation and amortization, including debt issuance cost amortization		(41,938)
Amortization of excess fair value of unconsolidated subsidiaries		(1,461)
Income from unconsolidated subsidiaries		33,628
Derivative valuation change		1,140
Loss on asset sales, net		(153)
Unit based compensation expenses		(826)
Trade accounts receivables, accrued revenues, and related party receivables		16,147
Other current assets		(3,060)
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues		(40,722)
Other current liabilities		13,377
Distributions received from unconsolidated subsidiaries		(33,628)
Other assets and liabilities		197
Net income	$	14,837
Add:		
Interest expense, net		24,689
Depreciation and amortization		40,503
Income tax expense		102
EBITDA	$	80,131
Add (deduct):		
Non-cash gain from commodity and embedded derivatives		(803)
Non-cash unit based compensation		875
Loss on asset sales, net		153
Income from unconsolidated affiliates		(32,167)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA		19,586
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA		25,243
Partnership's ownership interest in Lone Star Joint Venture's adjusted EBITDA		10,584
Other expense, net		(146)
Adjusted EBITDA	$	103,456
Add (deduct):		
Interest expense, excluding capitalized interest		(23,724)
Maintenance capital expenditures		(2,010)
Proceeds from asset disposal		3,978
Convertible preferred distribution		(1,945)
Joint venture adjustments (1)		(9,115)
Other		(65)
Cash available for distribution	$	70,575

(1) Adjustments for the Partnership's share of the Haynesville Joint Venture's, MEP Joint Venture's and Lone Star Joint Venture's adjustments between their respective adjusted EBITDA and cash available for distribution. Adjustments mainly include interest expense and maintenance capital expenditures.

REGENCY ENERGY PARTNERS

		Three Month Ended June 30,		
		2011		2010 [1]
		($ in thousands)		
Gathering and Processing Segment				
Financial data:				
Segment margin [1]	$	50,495	$	49,568
Adjusted segment margin [1]		52,642		55,162
Operating data:				
Throughput (MMbtu/d)		1,063,499		1,002,089
NGL gross production (Bbls/d)		28,100		25,168

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, as well as a functional reorganization of our operating segments.

Contract Compression Segment

	Three Months Ended June 30,	
	2011	2010
	($ in thousands)	
Contract Compression Segment		
Financial data:		
Segment margin	$ 36,973	$ 37,814
Operating data:		
Revenue generating horsepower	757,572	727,296

Contract Treating Segment

	Three Month Ended June 30,	
	2011	2010 (1)
	($ in thousands)	
Contract Treating Segment		
Financial data:		
Segment margin	$ 7,701	$ -
Operating data:		
Revenue generating GPM	3,368	-

(1) The Partnership acquired Contract Treating segment in September 2010.

Joint Ventures Segment

- The following provides key performance measures for 100% of the Haynesville Joint Venture

		Three Months Ended June 30,		
		2011		2010
		($ in thousands)		
Joint Ventures Segment - Haynesville Joint Venture				
Financial data:				
Segment margin	$	48,353	$	43,897
Operating data:				
Throughput (MMbtu/d)		1,528,333		1,155,692

- The following provides key performance measures for 100% of the MEP Joint Venture

		Three Months Ended June 30,		
		2011		2010 (1)
		($ in thousands)		
Joint Ventures Segment - MEP Joint Venture				
Financial data:				
Segment margin	$	61,049	$	51,033
Operating data:				
Throughput (MMbtu/d)		1,197,520		1,310,363

(1) On May 26, 2010, the Partnership acquired 49.9% interest in MEP. The financial and operating data are presented for the three months ended June 30, 2010.

Joint Ventures Segment

- The following provides key performance measures for 100% of the Lone Star Joint Venture

		From May 2, 2011 (Initial Acquisition Date) to June 30, 2011
		($ in thousands)
Joint Ventures Segment - Lone Star Joint Venture		
Financial data:		
Segment margin	$	46,415
Operating data:		
West Texas Pipeline- Throughput (Bbls/d)		128,127
Refinery Service- NGL Throughput (Bbls/d)		14,806

Joint Ventures Segment

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the Haynesville Joint Venture

	Three Months Ended			
	June 30, 2011		June 30, 2010	
	($ in thousands)			
Net income	$	30,265	$	25,871
Add:				
Operation and maintenance		4,828		5,189
General and administrative		4,345		4,658
Depreciation and amortization		8,664		8,100
Interest expense, net		251		99
Other income and deductions, net		-		(20)
Total Segment Margin (1)	$	48,353	$	43,897

(1) Calculation represents 100% of Haynesville Joint Venture's Segment Margin.

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the MEP Joint Venture

	Three Months Ended June 30,			
	2011		2010	
	($ in thousands)			
Net income	$	20,276	$	14,764
Add:				
Operation and maintenance		3,143		2,992
General and administrative		7,310		6,506
Depreciation and amortization		17,398		16,101
Interest expense, net		12,922		10,670
Total Segment Margin (1)	$	61,049	$	51,033

(1) Calculation represents 100% of MEP Joint Venture's Segment Margin.

Joint Ventures Segment

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the Lone Star Joint Venture

	From May 2, 2011 (Initial Acquisition Date) to June 30, 2011 ($ in thousands)
Net income	$ 27,958
Add:	
Operation and maintenance	6,485
General and administrative	4,649
Depreciation and amortization	7,139
Tax expense	192
Other income and deductions, net	(8)
Total Segment Margin (1)	$ 46,415

(1) Calculation represents 100% of Lone Star Joint Venture's Segment Margin. The Partnership acquired 30% interest in the joint venture in May 2011.